Scudder
Greater Europe
Growth Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                       Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Date of Inception: 10/10/94   Total Net Assets as of     Ticker Symbol:  SCGEX
                             10/31/98: $1.132 billion
--------------------------------------------------------------------------------

o Scudder Greater Europe Growth Fund provided a total return of 24.68% for the twelve months ended October 31, 1998, placing it well ahead of the 15.45% average return of the 91 European funds tracked by Lipper Analytical Services.

o Although the performance of the European equity markets was hurt by the crises abroad, the outlook for the region remains favorable due to positive economic growth and rising profits.

o Morningstar assigned the Fund an overall rating of five stars (out of five stars) for its risk adjusted performance among 839 international equity funds as of October 31, 1998.^1



                                Table of Contents

  3 Letter from the Fund's Chairman     19 Financial Highlights
  4 Performance Update                  20 Notes to Financial Statements
  5 Portfolio Summary                   25 Report of Independent Accountants
  6 Portfolio Management Discussion     26 Tax Information
 10 Glossary of Investment Terms        28 Officers and Directors
 11 Investment Portfolio                29 Investment Products and Services
 16 Financial Statements                30 Scudder Solutions



^1 Source: Morningstar ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 5 star rating for the three-year period among 839 international equity funds. In an investment category, the top 10% of funds receive 5 stars, and the next 22.5% receive 4 stars. Past performance is no guarantee of future results.


                     2 - Scudder Greater Europe Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   We are pleased to present the annual report for the Scudder Greater Europe Growth Fund, covering the twelve-month period ended October 31, 1998. In a period of unusual turbulence in the global financial markets, the Fund's total return of 24.68% placed it among the top funds within its category. For more details, please see the portfolio manager discussion beginning on page 6.

   Although European stocks fell along with the other major world markets throughout the recent correction, we believe that several trends demonstrate that the region continues to be a source of dynamic growth and opportunity. The gradual recovery of the region's economy has boosted consumer spending, the outlook is favorable for further corporate consolidation and restructuring, and interest rates have fallen sharply. While the start of the European Monetary Union presents risks, it has prompted governments to adopt sound fiscal and monetary policies and continue the process of deregulation and liberalization. We believe that by investing in growing companies that are well positioned for the new European economy, the Fund stands to benefit from the many changes taking place in the region.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

   Thank you for your continued investment in Scudder Greater Europe Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder Greater Europe Growth Fund

                     3 - Scudder Greater Europe Growth Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                   Average
10/31/98       $10,000       Cumulative    Annual
---------------------------------------------------
Scudder Greater Europe Growth Fund
---------------------------------------------------
1 Year         $  12,468        24.68%      24.68%
Life of Fund*  $  22,674       126.74%      22.35%
---------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe
Index
---------------------------------------------------
1 Year         $  12,306        23.06%      23.06%
Life of Fund*  $  20,618       106.18%      19.81%
---------------------------------------------------
* The Fund commenced operations on October 10, 1994.
  Index comparisons begin October 31, 1994.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                   Morgan Stanley Capital    Scudder Greater Europe
                   International (MSCI)      Growth Fund
                   Europe Index

            10/94*       10000                       10000
             4/95        10598                       10371
            10/95        11321                       11506
             4/96        12288                       12981
            10/96        13298                       14395
             4/97        14863                       15767
            10/97        16754                       17917
             4/98        21624                       24321
            10/98        20618                       22329

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                     1994*     1995       1996      1997      1998
-------------------------------------------------------------------------------------------
Net Asset Value                    $ 12.18   $ 13.99   $ 17.20    $ 21.17   $ 24.23
-------------------------------------------------------------------------------------------
Income Dividends                   $    --   $   .02   $   .11    $   .06   $   .54
-------------------------------------------------------------------------------------------
Capital Gains Distributions        $    --   $    --   $   .14    $   .14   $  1.30
-------------------------------------------------------------------------------------------
Fund Total Return (%)                 1.50     15.06     25.11      24.47     24.68
-------------------------------------------------------------------------------------------
Index Total Return (%)                  --     13.21     17.47      25.99     23.06
-------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.


                     4 - Scudder Greater Europe Growth Fund

                    Portfolio Summary as of October 31, 1998

------------------------------
Geographical
(Excludes 9% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      France                         27%
      United Kingdom                 21%
      Germany                        12%
      Italy                          10%
      Spain                          10%
      Netherlands                     5%
      Finland                         4%
      Ireland                         3%
      Switzerland                     3%
      Other                           5%
   --------------------------------------
                                    100%
   --------------------------------------

   The Fund substantially increased its weighting in the United
   Kingdom, while maintaining its position in Germany.


------------------------------
Sectors
(Excludes 9% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      19%
      Manufacturing                  12%
      Service Industries             12%
      Consumer Discretionary         11%
      Health                          9%
      Media                           8%
      Communications                  7%
      Consumer Staples                6%
      Utilities                       5%
      Other                          11%
   --------------------------------------
                                    100%
   --------------------------------------

   Holdings in the financial sector were reduced in favor of media, defense, and pharmaceutical stocks.


---------------------------
Ten Largest Equity Holdings
(16% of Portfolio)
---------------------------

    1. Societe Lyonnaise des Eaux SA
       Water utility in France
    2. Marschollek Lautenschlaeger und Partner AG (pfd)
       Leading German independent life insurance company
    3. Vedior NV CVA
       Temporary employment services in
       the Netherlands
    4. Elan Corp. PLC
       Research and development of drug
       delivery technology operating in
       Ireland
    5. British Telecom PLC
       British telecommunications
       services
    6. Allianz AG
       Multi-line insurance company in
       Germany
    7. Aegis Group PLC
       Leading independent media
       services group in the United
       Kingdom
    8. Television Francaise
       Television broadcasting in France
    9. Nokia AB "A"
       Finnish manufacturer of
       telecommunication systems and
       equipment
   10. Zeneca Group PLC
       British manufacturer of
       pharmaceutical and agrochemical
       products and specialty chemicals

   Top holdings reflect a continued emphasis on companies positioned for growth in new or growing markets.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Greater Europe Growth Fund posted a 24.68% return for the twelve months ended October 31, 1998, beating the 23.06% return of its unmanaged benchmark, the MSCI Europe Index. The Fund also performed well relative to its peers, outpacing the 15.45% average return of European region funds, as calculated by Lipper Analytical Services.

During the first half of 1998, European markets climbed steadily higher, setting new records on the basis of positive fundamental factors such as low interest rates, upward revisions in earnings, ongoing merger activity, and signs of an economic recovery in core Europe. Despite the favorable outlook locally, the region could not escape unscathed from the global market correction of August and September. In Europe, concern about bank loans to the emerging markets and a series of profit warnings from several global corporations combined to fuel fears of a liquidity crunch and a possible recession. These concerns roiled the equity markets by raising questions about the region's ability to sustain its nascent recovery. In the third quarter, stocks fell in Germany and France on concerns about excessive bank lending to the emerging markets, while the United Kingdom, which had trailed continental markets all year, held up relatively well. For the full twelve-month period, however, all of Europe's major markets posted stellar returns.

                            The European Environment

Despite the volatility in the financial markets, the fundamentals of the European economy remained quite sound. Although growth for 1998 and 1999 should fall short of expectations as global demand slows and a stronger euro puts pressure on exports, Europe is likely to show economic growth of over 2% in 1999, which is relatively attractive on a global basis. In addition, consumer confidence is high, and resilient household spending should offset weakness in exports and capital investment. The rise of more Social Democratic parties in Europe and new, left-of-center governments in Germany and Italy may amplify the policy bias in favor of the consumer through a possible relaxation of fiscal policy. Additionally, monetary policy appears favorable as central banks aggressively cut interest rates ahead of the launch of the euro.

Corporations continue to take the lead in transforming the European landscape. As the continent moves toward an integrated market, the need to consolidate production and gain economies of scale will become more pressing in an increasingly competitive environment. The accelerating pace of change is affecting a wide range of sectors, including banking, retailing, defense, and the media. European companies tend to have little or no debt, providing them with the financial strength necessary to pursue growth and acquisition activity, or to buy back shares as a more shareholder-oriented perspective develops.

                     6 - Scudder Greater Europe Growth Fund

                                 The EMU Outlook

The outlook for the European Monetary Union ("EMU") remains stable despite political crosscurrents, setting the stage for a stronger, more efficient economy in continental Europe. The EMU block survived a serious test when historically volatile currencies such as the Spanish peseta and the Italian lira remained stable against the deutschemark through the recent market turbulence. The end of the Kohl era in Germany in September and the recent election of an ex-communist to the prime minister post in Italy has shifted the tone of macroeconomic debate, with politicians now calling for the new European Central Bank ("ECB") to lower interest rates throughout Europe. We do not believe that the independence of the ECB is threatened by these pressures. Indeed, for the core countries of Europe, specifically Germany, one of the risks of integration is a rate policy that is set too tight to contain potential inflationary "bubbles" in the more rapidly growing economies of the European periphery. Given an environment of slower economic growth, it is likely that the ECB -- with or without political urging -- will lower rates next year to give core countries the breathing room they need, while affording the peripheral nations the latitude to continue their expansion. We are hopeful that the EMU will act as a positive catalyst for many of the changes that Europe needs by providing an impetus for deregulation and liberalization. Additionally, a successful launch stands to reduce the expenses associated with currency exchange, and create new opportunities for scale and efficiency.

                               Portfolio Strategy

The Fund's strategy is focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as companies restructuring or displaying an interest in the enhancement of shareholder value.

Over the past several months, the structure of the portfolio has evolved in a number of ways, reflecting our focus on growth trends and constructive changes. Earlier in 1998 we were overweighed in the financial sector, as the combination of low interest rates and strengthening economies propelled returns in bank bond portfolios, increased loan volumes, and decreased loan losses. Many of these banks were committed to restructuring their balance sheets, and were benefiting from new opportunities in asset management. In addition, continued consolidation acted as a catalyst for rising stock prices across the entire industry. However, when the ramifications of the emerging markets crises overwhelmed the positives for Fund holdings in United Bank of Switzerland, Credit Suisse, Deutsche Bank, and Banco Bilbao y Vizcaya, we eliminated these holdings at favorable prices. In this period, we retained most of our insurance holdings, as well as those banks with a predominantly European focus.

In recent months, we have substantially increased the Fund's weighting in the United Kingdom by purchasing several new companies and adding to existing positions. In the media sector, new holdings include Flextech, a leading provider of basic channel programming with core exposure to the fledgling digital television industry, and Reed International PLC, which holds important


                     7 - Scudder Greater Europe Growth Fund
franchises in professional, business, and scientific publishing. We have built up our position in Aegis, a media strategy specialist that is profiting from advertisers' need to target customers via an increasingly fragmented media reach. We also added British Aerospace to the portfolio, based on the prospects for European wide consolidation and restructuring in the defense industry. In the pharmaceutical sector, we increased positions in SmithKline Beecham, Zeneca, and Glaxo in the second half of the year. The Fund emphasized these three sectors -- media, defense, and pharmaceuticals -- in other countries as well.

Companies that are positioned to benefit from recovering European consumer demand have been added to the Fund. A number of these firms are restructuring their businesses by eliminating poor retailing concepts and closing unprofitable locations and investing in new markets or geographic areas. Consolidation prospects are also offering enhanced profit potential for many of these companies. Among newer additions to the portfolio in the retailing sector are Laurus (Netherlands), Casino (France), Vendex (Netherlands), Castorama (France), Douglas (Germany), and Galeries Lafayette (France).

                                     Outlook

Concerns about the global market environment remain in place despite several policy responses to the crisis in the United States and Europe, and moderate progress toward reform in Japan and Brazil. Although volatility remains high and valuations have risen again in the October rally, the macroeconomic and corporate fundamentals in Europe continue to be attractive relative to other


                     8 - Scudder Greater Europe Growth Fund
global markets. Despite the risks, long-term investors stand to benefit from a number of ongoing developments such as the potential for further restructuring across a wide range of industries, the increasing corporate focus on shareholder returns, and the eventual fruits of European monetary integration.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin    /s/Joan R. Gregory

Carol L. Franklin   Joan R. Gregory

/s/Nicholas Bratt

Nicholas Bratt

                             Scudder Greater Europe
                                  Growth Fund:
                          A Team Approach to Investing

 Scudder Greater Europe Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Carol L. Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Ms. Franklin joined the Adviser in 1981 and has ten years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with the Adviser since 1976. Joan R. Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined the Adviser in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


                     9 - Scudder Greater Europe Growth Fund

                      Glossary of Investment Terms

EUROPEAN CENTRAL BANK      The bank founded to oversee monetary policy for the
(ECB)                      eleven countries that converted their local
                           currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

EUROPEAN MONETARY          An integration of European economies involving among
UNION (EMU)                other changes a move to a single currency for member
                           nations. To qualify for EMU membership, nations are required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

FISCAL POLICY              Decisions concerning government spending
                           policies typically designed to level out the business cycle, promote price stability, and achieve sustained economic growth.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

MONETARY POLICY            The decision of a central bank to control the level
                           of economic activity by either supplying credit through lower rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to clam inflationary forces.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     10 - Scudder Greater Europe Growth Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%, to be
  repurchased at $49,250,153 on 11/2/1998, collateralized by a $48,615,000 U.S. Treasury                         -------------
  Note, 3.625%, 1/15/2008 (Cost $49,228,000) .............................................    49,228,000            49,228,000
                                                                                                                 -------------
Short-Term Notes 4.4%
------------------------------------------------------------------------------------------------------------------------------
United States
Ford Motor Credit Co., 5.13%, 12/10/1998** ...............................................    25,000,000            24,862,146
Madison Funding Corp., 5.28%, 11/6/1998** ................................................    25,000,000            24,981,701
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $49,843,847)                                                                           49,843,847
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.2%
------------------------------------------------------------------------------------------------------------------------------
Finland 3.2%
Nokia AB "A" (Manufacturer of telecommunication systems and equipment) ...................       187,900            17,102,164
Pohjola Insurance Co., Ltd. "B" (Insurance company) ......................................       158,300             6,473,409
Sampo Insurance Co., Ltd. "A" (Multi-line insurance company) .............................       100,000             3,116,625
Tieto Corp. (Manufacturer of computer software) ..........................................       339,600             9,849,243
                                                                                                                 -------------
                                                                                                                    36,541,441
                                                                                                                 -------------
France 24.9%
Accor SA (Catering, hotels, travel services) .............................................        63,200            13,273,536
Altran Technologies, SA (Engineering and consulting services for aerospace,
  telecommunications and electronics fields) .............................................        57,591            11,266,340
Assurances Generales de France -- CVG Shares* (Multi-line insurance company) .............        21,236               244,597
AXA SA (Insurance group providing insurance, finance and real estate services) ...........       115,100            13,008,693
Canal Plus (Leading pay television network) ..............................................        44,700            10,844,164
Cap Gemini Sogeti SA (Software consultants) ..............................................       107,166            16,104,225
Castorama-Dubois Investissements (Retailer, wholesaler and distributor) ..................        77,700            13,857,770
Compagnie de Saint-Gobain (Glass manufacturer) ...........................................        65,600             9,704,526
Dassault Systemes SA (Developer of computer aided design, manufacturing and engineering
  software) ..............................................................................       244,087             9,312,777
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and
  convenience stores) ....................................................................       133,200            13,256,474
Galeries Lafayette (Group of department stores and supermarkets chains) ..................         4,770             5,288,077
Groupe Danone (Producer of packaged foods and beverages) .................................        62,950            16,642,410
L'Air Liquide (World's leading producer of industrial gases) .............................        69,900            11,699,271

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual
  production and services, telecommunications and media) .................................       308,400            12,410,373
Pinault-Printemps-Redoute SA (Operator of department stores) .............................        51,150             8,561,055
Publicis SA (International advertising company) ..........................................        46,574             7,376,068
Rexel SA (Distributor of electrical equipment) ...........................................        68,500             6,287,231
Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) ......................       225,467            10,306,599
Sanofi SA (Researcher and manufacturer of health care products and beauty aids) ..........        33,900             5,307,838
Scor SA (Property, casualty and life reinsurance company) ................................       264,400            15,160,234
Societe Lyonnaise des Eaux SA (Water utility) ............................................       102,900            18,426,258
Societe Nationale Elf Aquitaine (Petroleum company) ......................................        88,850            10,281,751
Sommer-Allibert (Manufacturer of plastic products for automotive industry) ...............       101,771             2,928,675
Synthelabo SA (Pharmaceutical and biomedical company) ....................................        36,400             6,943,940
Television Francaise (Television broadcasting) ...........................................       104,125            17,202,691
Total SA "B" (International oil and gas exploration, development and production) .........        86,900            10,024,818
Vivendi (Water utility) ..................................................................        22,200             5,070,062
                                                                                                                 -------------
                                                                                                                   280,790,453
                                                                                                                 -------------
Germany 11.0%
Allianz AG (Multi-line insurance company) ................................................        51,100            17,521,763
Douglas Holdings AG (Marketer of a broad range of high-end retail products) ..............       224,960            12,901,419
Hoechst AG (Chemical producer) ...........................................................       243,200            10,159,638
Mannesmann AG (Diversified construction and technology company) ..........................       139,300            13,707,154
Marschollek Lautenschlaeger und Partner AG (pfd) (Leading independent life insurance
  company) ...............................................................................        36,050            18,389,526
Metro AG (Operator of building, clothing and food stores and supermarkets) ...............       204,100            12,567,582
Schering AG (Pharmaceutical and chemical producer) .......................................       107,145            12,625,840
Siemens AG (Leading electrical engineering and electronics company) ......................       193,900            11,658,581
VEBA AG (Electric utility, distributor of oil and chemicals) .............................        87,800             4,902,807
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
  chemicals, ceramics and glass) .........................................................        13,830             9,392,545
                                                                                                                 -------------
                                                                                                                   123,826,855
                                                                                                                 -------------
Greece 2.5%
Delta Informatics SA (Corporate information services) ....................................       354,000             6,591,429
Hellenic Telecommunication Organization SA (OTE) (Telecommunication services) ............       206,666             4,699,959
National Bank of Greece SA (Full service bank) ...........................................        69,780             9,918,272
STET Hellas Telecommunications SA* (Provider of mobile telecommunication services) .......       113,302             2,974,178
Titan Cement Co. SA (Cement producer) ....................................................        61,100             3,777,770
                                                                                                                 -------------
                                                                                                                    27,961,608
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ireland 2.8%
Elan Corp. PLC (ADR)* (Research and development of drug delivery technology) .............       256,200            17,950,013
Irish Life PLC (Provider of life and disability insurance and pensions) ..................     1,476,100            13,085,265
                                                                                                                 -------------
                                                                                                                    31,035,278
                                                                                                                 -------------
Italy 8.9%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ....................       754,000             4,715,519
Alleanza Assicurazioni (Life insurance company) ..........................................       607,640             7,489,141
Assicurazioni Generali SpA (Life and property insurance company) .........................       294,100            10,533,372
Banca Popolare di Brescia SpA (Cooperative bank) .........................................       608,900            14,340,608
Banca di Roma SpA* (Commercial and savings bank) .........................................     5,078,000             8,861,210
Gruppo Editoriale L'Espresso (Publisher) .................................................       917,200             8,170,548
Istituto Bancario San Paolo di Torino (Commercial bank) ..................................       653,800             9,613,826
Istituto Nazionale delle Assicurazione (Insurance company) ...............................     2,223,500             6,125,326
La Rinascente SpA (Department store chain) ...............................................       363,300             3,502,328
La Rinascente SpA di Risparmio ...........................................................     1,971,100             8,917,726
Seat Pagine Gialle SpA (Publisher of telecommunications directories and provider of
  advertising services) ..................................................................    13,103,000             8,194,622
Telecom Italia SpA (Telecommunications, electronics, network construction) ...............       550,000             2,771,897
Telecom Italia SpA  di Risparmio .........................................................     1,033,000             7,468,837
                                                                                                                 -------------
                                                                                                                   100,704,960
                                                                                                                 -------------
Netherlands 5.1%
Akzo Nobel NV (Producer and marketer of healthcare products, coatings, chemicals and
  fibers) ................................................................................       299,800            11,649,885
Getronics NV (Provider of computer installation and maintenance services) ................       227,235             9,426,062
Laurus NV (International food retailer) ..................................................        47,440             1,193,427
Laurus NV Scrips* (b) ....................................................................     1,842,700             4,635,599
Tas Groep NV* (Software developer) .......................................................     1,260,000             5,732,484
Vedior NV CVA (Temporary employment services) ............................................       715,700            18,234,395
Vendex NV (Operator of department stores and specialty stores) ...........................       246,300             6,261,976
                                                                                                                 -------------
                                                                                                                    57,133,828
                                                                                                                 -------------
Portugal 2.0%
Banco Portugues do Investimento (Bank) ...................................................       203,400             6,236,730
Electricidade de Portugal (Electric utility) .............................................       397,850            10,000,396
Portugal Telecom SA (Telecommunication services) .........................................       131,400             6,225,289
                                                                                                                 -------------
                                                                                                                    22,462,415
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spain 8.9%
Argentaria SA (Bank) .....................................................................       694,188            15,104,971
Autopistas del Mare Nostrum SA (Builder and operator of toll motorways) ..................       426,000            10,690,828
Banco Popular Espanol (Bank) .............................................................       142,600             8,807,468
Cia Sevillana de Electricidad (Supplier of electrical power and services in southern
  Spain) .................................................................................       411,000             5,237,434
Compania Telefonica Nacional de Espana SA (Telecommunication services) ...................       292,000            13,184,154
Cortefiel, SA (Owner and operator of various retail clothing stores) .....................       457,000            11,290,359
Empresa Nacional de Electricidad SA (Electric power utility) .............................       192,600             4,853,968
Gas Natural SDG, SA (Natural and manufactured gas distributor) ...........................        57,400             4,942,936
Tabacalera SA "A" (Manufacturer and distributor of tobacco products) .....................       674,400            16,278,291
TelePizza, SA* (Operator of fast food restaurants) .......................................     1,200,000             9,796,962
                                                                                                                 -------------
                                                                                                                   100,187,371
                                                                                                                 -------------
Switzerland 2.6%
Novartis AG (Bearer) (Pharmaceutical company) ............................................           938             1,687,210
Novartis AG (Registered) .................................................................         8,400            15,121,735
Sika Finanz AG "B" (Bearer) (Manufacturer of water management products and systems) ......        21,400             6,994,393
Swisscom AG* (Operator of telecommunication networks and network application services) ...        15,568             5,272,032
                                                                                                                 -------------
                                                                                                                    29,075,370
                                                                                                                 -------------
United Kingdom 19.3%
Aegis Group PLC (Leading independent media services group) ...............................    11,297,500            17,492,576
Avis Europe PLC (Car rental services) ....................................................     3,125,000            13,652,753
Bank of Scotland (Bank) ..................................................................       599,400             6,511,651
British Aerospace PLC (Producer of military aircraft) ....................................     1,752,100            12,963,159
British Petroleum PLC (Major integrated world oil company) ...............................         1,368                20,082
British Telecom PLC (Telecommunication services) .........................................     1,382,600            17,866,667
Compass Group PLC (International catering group) .........................................     1,630,800            16,515,274
Flextech PLC* (Broadcaster of entertainment programs) ....................................     1,544,500            14,477,902
General Electric Co., PLC (Manufacturer of power, communications and defense equipment
  and other various electrical components) ...............................................     1,639,834            13,038,367
Glaxo Wellcome PLC (Pharmaceutical company) ..............................................       471,400            14,645,265
Granada Group PLC (Television systems and broadcast, travel and leisure services,
  entertainment and theme park operator) .................................................       496,500             7,483,981
Misys PLC (Provider of computer, support and data services) ..............................     2,045,525            14,346,584
Orange PLC* (Operator of digital mobile telephone network) ...............................     1,336,500            12,427,470
Pearson PLC (Diversified media and entertainment holding company) ........................       723,189            12,613,895
Reed International PLC (Publisher of scientific, professional and business to
  business materials) ....................................................................     1,548,800            13,105,277

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ...........     1,054,000            13,179,255
WPP Group PLC (Advertising agency) .......................................................       135,171               667,475
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
  specialty chemicals) ...................................................................       442,600            16,995,522
                                                                                                                 -------------
                                                                                                                   218,003,155
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $958,804,948)                                                                          1,027,722,734
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,057,876,795) (a)                                                   1,126,794,581
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $1,063,564,679. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $63,229,902. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $102,729,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $39,499,899.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,635,599 (0.41% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $4,521,135. These securities may also have certain restrictions as to resale.

Transactions in written call options on currencies during the year ended October 31, 1998 were:

                               Principal Amount (000s)          Premiums ($)
                            --------------------------------------------------
   Outstanding at
       October 31, 1997 ....     FRF        213,000               670,950
       Contracts written ...     FRF             --                    --
       Contracts closed ....     FRF       (213,000)             (670,950)
                            --------------------------------------------------
   Outstanding at
       October 31, 1998 ....     FRF             --                    --
                                         ==========            ==========

Currency Abbreviations:  FRF French Franc

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Greater Europe Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,057,876,795) ............       $1,126,794,581
                 Foreign currency holdings, at market (cost $2,553,251) .............            2,454,565
                 Receivable for investments sold ....................................           10,817,666
                 Receivable for Fund shares sold ....................................           25,479,930
                 Dividends and interest receivable ..................................              683,967
                 Foreign taxes recoverable ..........................................            1,595,267
                 Deferred organization expenses .....................................               10,981
                 Other assets .......................................................                1,189
                                                                                            ----------------
                 Total assets .......................................................        1,167,838,146
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................           21,628,870
                 Payable for Fund shares redeemed ...................................           12,473,352
                 Accrued management fee .............................................              874,097
                 Other payables and accrued expenses ................................              495,800
                                                                                            ----------------
                 Total liabilities ..................................................           35,472,119
                 -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,132,366,027
                 -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................................            2,510,550
                 Unrealized appreciation (depreciation) on:
                    Investments .....................................................           68,917,786
                    Foreign currency related transactions ...........................               66,469
                 Accumulated net realized gain (loss) ...............................          (61,378,527)
                 Paid-in capital ....................................................        1,122,249,749
                 -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,132,366,027
                 -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,132,366,027 / 46,726,102 shares of capital stock                    ----------------
                    outstanding, $.01 par value, 100,000,000 shares authorized) .....       $        24.23
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Greater Europe Growth Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $1,643,333) ............       $   10,917,537
                 Interest ...........................................................            4,439,197
                                                                                            ----------------
                                                                                                15,356,734
                                                                                            ----------------
                 Expenses:
                 Management fee .....................................................            7,269,950
                 Services to shareholders ...........................................            1,913,887
                 Custodian and accounting fees ......................................              855,434
                 Directors' fees and expenses .......................................               65,331
                 Auditing ...........................................................              104,137
                 Reports to shareholders ............................................               95,655
                 Amortization of organization expense ...............................               11,855
                 Registration fees ..................................................              440,934
                 Legal ..............................................................               22,508
                 Other ..............................................................               13,518
                                                                                            ----------------
                                                                                                10,793,209
                 -------------------------------------------------------------------------------------------
                 Net investment income                                                           4,563,525
                 -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................          (61,480,538)
                 Futures ............................................................             (533,153)
                 Written options ....................................................              (55,167)
                 Foreign currency related transactions ..............................           (1,233,170)
                                                                                            ----------------
                                                                                               (63,302,028)
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ........................................................           31,550,439
                 Written options ....................................................            1,072,061
                 Foreign currency related transactions ..............................               60,412
                                                                                            ----------------
                                                                                                32,682,912
                 -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (30,619,116)
                 -------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (26,055,591)
                 -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $    4,563,525    $      273,770
                 Net realized gain (loss) from investment transactions..     (63,302,028)       17,401,800
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........      32,682,912        18,752,867
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................     (26,055,591)       36,428,437
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .................................      (5,194,972)         (490,975)
                                                                          ----------------  ----------------
                 Net realized gains ....................................     (12,506,412)       (1,145,609)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................   2,795,798,253       279,382,379
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................      16,979,895         1,574,869
                 Cost of shares redeemed ...............................  (1,832,169,481)     (240,534,824)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................     980,608,667        40,422,424
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................     936,851,692        75,214,277
                 Net assets at beginning of period .....................     195,514,335       120,300,058
                 Net assets at end of period (including undistributed
                    net investment income of $2,510,550 and $5,207,695,   ----------------  ----------------
                    respectively) ......................................  $1,132,366,027    $  195,514,335
                                                                          ----------------  ----------------

Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............       9,234,823         6,993,392
                                                                          ----------------  ----------------
                 Shares sold ...........................................     108,247,834        14,311,846
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................         824,267            88,625
                 Shares redeemed .......................................     (71,580,822)      (12,159,040)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................      37,491,279         2,241,431
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................      46,726,102         9,234,823
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                           October 10, 1994
                                                                                                           (commencement of
                                                                      Years Ended October 31,               operations) to
                                                             1998(a)     1997(a)    1996(a)      1995      October 31, 1994
----------------------------------------------------------------------------------------------------------------------------
                                                            -------     -------     -------    -------        -------
Net asset value, beginning of period .....................  $ 21.17     $ 17.20     $ 13.99    $ 12.18        $ 12.00
                                                            -------     -------     -------    -------        -------
Income from investment operations:
Net investment income (loss) .............................      .16         .03         .13        .13            .01
Net realized and unrealized gain (loss) on investment
  transactions ...........................................     4.74        4.14        3.33       1.70            .17
                                                            -------     -------     -------    -------        -------
Total from investment operations .........................     4.90        4.17        3.46       1.83            .18
                                                            -------     -------     -------    -------        -------
Less distributions from:
Net investment income ....................................     (.54)       (.06)       (.11)      (.02)            --
Net realized gains on investment transactions ............    (1.30)       (.14)       (.14)        --             --
                                                            -------     -------     -------    -------        -------
Total distributions ......................................    (1.84)       (.20)       (.25)      (.02)            --
                                                            -------     -------     -------    -------        -------

                                                            -------     -------     -------    -------        -------
Net asset value, end of period ...........................  $ 24.23     $ 21.17     $ 17.20    $ 13.99        $ 12.18
                                                            -------     -------     -------    -------        -------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........................................    24.68       24.47(b)    25.11(b)   15.06(b)        1.50(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................    1,132         196         120         41              8
Ratio of operating expenses, net to average daily net
  assets (%) .............................................     1.48        1.66        1.50       1.50           1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ...........................     1.48        1.72        1.97       2.74          11.46*
Ratio of net investment income to average daily net assets
  (%) ....................................................      .63         .16         .82       1.25           2.40*
Portfolio turnover rate (%) ..............................     92.7        88.8        39.0       27.9             --

(a)   Based on monthly average shares outstanding during the period.

(b)   Total returns would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

    The accompanying notes are an integral part of the financial statements.


                     19 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                     20 - Scudder Greater Europe Growth Fund

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund held put options and written call options on currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                     21 - Scudder Greater Europe Growth Fund

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $55,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                     22 - Scudder Greater Europe Growth Fund

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $1,481,147,359 and $610,210,259, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1998 was $76,192,772.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets up to and including $1,000,000,000, and 0.90% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended October 31, 1998, the fees pursuant to these agreements amounted to $7,269,950. In addition, during the year ended October 31, 1998, the Adviser reimbursed the Fund $472,104 for the losses incurred in connection with equity securities trading.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Directors of the Fund have obtained shareholder approval of the new investment management agreement.


                     23 - Scudder Greater Europe Growth Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged by SSC aggregated $1,225,507, of which $145,942 was unpaid at October 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged by STC aggregated $44,190, of which $4,833 was unpaid at October 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended October 31, 1998, the amount charged by SFAC aggregated $356,679, of which $83,925 was unpaid at October 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $20,550.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $65,331.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     24 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 10, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 21, 1998


                     25 - Scudder Greater Europe Growth Fund

                                 Tax Information

The Fund paid distributions of $1.03 per share from net long-term capital gains during its fiscal year ended October 31, 1998 of which 52.4% represents 20% rate gains.

The Fund paid foreign taxes of $1,644,000 and earned $3,563,000 of foreign source income during the fiscal year ended October 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.08 per share as income earned from foreign sources for the year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                     26 - Scudder Greater Europe Growth Fund

                                    This Page
                                  intentionally
                                   left blank.

                    27 - Scudder Greater Europe Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Sheridan P. Reilly*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                    28 - Scudder Greater Europe Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Greater Europe Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Greater Europe Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Greater Europe Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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